THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® C-Share

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM C Share
Lincoln InvestmentSolutionsSM Variable Annuity
Lincoln Investor AdvantageSM Fee-Based
Lincoln Investor AdvantageSM RIA

Supplement dated December 29, 2014 to the prospectus dated May 1, 2014

This Supplement outlines an important change to your variable annuity contract. It is for informational purposes and requires no action on your part.

Beginning January 20, 2015, the maximum issue age and the minimum purchase payment requirement will be increased for nonqualified contracts in which i4LIFE® Advantage with Account Value Death Benefit is elected.  As a result, the following changes are made to your prospectus:

The Contracts – Who Can Invest. The second sentence of the first paragraph of this section is revised as follows: At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86 (or for nonqualified contracts only, under age 91, if i4LIFE® Advantage with Account Value Death Benefit is elected, subject to additional terms and limitations, and Home Office approval).

The Contracts – Purchase Payments. The following sentence is added to the Purchase Payments section of your prospectus: The minimum initial purchase payment for nonqualified contracts where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations, and Home Office approval) is $50,000.

Please keep this Supplement with your prospectus for future reference.